UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 11, 2016
Date of Report (Date of earliest event reported)

PICO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
(Address of principal executive offices) (Zip code)

Registrant's Telephone Number, Including Area Code: (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed below in Item 5.07, PICO Holdings, Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”) at which the Company’s shareholders approved a proposal to amend the Company’s amended and restated Articles of Incorporation to declassify the Company’s Board of Directors such that all directors are elected on an annual basis by 2019 (the “Charter Amendment”). On July 12, 2016, the Company filed the Charter Amendment with the Secretary of State of the State of California.

Effective upon the filing of the Charter Amendment with the Secretary of State of the State of California, the Company’s Amended and Restated Bylaws were correspondingly amended to eliminate the classification of the Company’s Board of Directors pursuant to an Amendment to Amended and Restated Bylaws (the “Bylaw Amendment”).

The foregoing summaries of the Charter Amendment and Bylaw Amendment are subject to, and qualified in their entirety by reference to the Charter Amendment and Bylaw Amendment, which are attached to this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 11, 2016, the Company held the Annual Meeting. As of May 17, 2016, the record date for the Annual Meeting, 23,037,587 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 21,390,677 shares of common stock were present in person or represented by proxy for the five proposals summarized below. The sixth proposal set forth in the proxy statement for the Annual Meeting, related to the authorization to adjourn the Annual Meeting, was withdrawn by the Company and not voted upon.

Proposal 1: Election of Directors

The Company’s shareholders elected the two persons listed below to serve until the Company’s 2019 Annual Meeting of Shareholders. The final voting results are as follows:

Name of Directors Elected	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Howard B. Brownstein	11,391,887	5,326,682	2,016,522	2,655,586
Kenneth J. Slepicka	7,200,878	11,237,556	296,657	2,655,586

Proposal 2: Advisory (non-binding) vote on the compensation of the Company’s named executive officers

The Company’s shareholders did not approve on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the Company's proxy statement. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
7,053,946	11,462,365	218,780	2,655,586

Proposal 3: Ratification of the appointment of Deloitte & Touche LLP

The Company’s shareholders ratified the selection by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
21,093,488	279,223	17,966	—

Proposal 4: Approval to change the state of incorporation of the Company from California to Delaware

The Company’s shareholders did not approve the proposal to change the state of incorporation of the Company from California to Delaware. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,493,710	9,227,673	13,708	2,655,586

Proposal 5: Approval of the Charter Amendment

The Company’s stockholders approved the Charter Amendment. The final voting results are as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,633,771	82,813	18,507	2,655,586

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of Amended and Restated Articles of Incorporation of PICO Holdings, Inc.
3.2	Amendment to Amended and Restated Bylaws of PICO Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2016

PICO HOLDINGS, INC.

By: /s/ Maxim C.W. Webb

Maxim C. W. Webb
Executive Vice President, Chief Financial Officer, Treasurer, and Secretary